UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2016

CENTRAL FEDERAL BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Missouri	000-55553	47-4884908
(State or other jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

210 West 10th Street, Rolla, Missouri 65401

(Address of principal executive offices) (Zip Code)

(573) 364-1024

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The annual meeting of the shareholders of Central Federal Bancshares, Inc. (the “Company”) was held on May 17, 2016. The final results for each of the matters submitted to a vote of the shareholders at the annual meeting are as follows:

1.	The following individuals were elected as directors for the terms of three years by the following vote:

	For	Against	Abstain	Broker Non- Votes	Percentage of Votes Cast For
Michael E. Estey	803,456	199,414	96,835	372,492	73.1%
Jeffrey L. McKune	732,411	270,459	96,835	372,492	66.6%
Larry D. Thomas	751,243	262,522	85,940	372,492	68.3%

2.	The appointment of Michael Trokey & Company, P.C. as the Company’s independent public accounting firm for the fiscal year ending December 31, 2016 was ratified by the shareholders by the following vote:

For	Against	Abstain	Percentage of Votes Cast For
1,359,089	85,931	27,177	92.3%

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTRAL FEDERAL BANCSHARES, INC.

Date: May 19, 2016	By:	/s/ William A. Stoltz
William A. Stoltz
President and Chief Executive Officer

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